SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 1999


                         HARNISCHFEGER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                1-9299                                    39-1566457
         (Commission File No.)                (IRS Employer Identification No.)


          3600 South Lake Drive                           53235-3716
         St. Francis, Wisconsin                           (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (414) 486-6400

ITEM 5.  OTHER EVENTS.

                  On April 23, 1999, Harnischfeger Industries, Inc. (the "Company") announced that its board of directors (the "Board") adopted amendments to the Company's bylaws designed to provide stockholders a more direct and active voice in the conduct of the Company's business. The amendments adopted by the Board are designed to address the concerns of the Trinity Group, as reflected in the consent solicitation being undertaken by the Trinity Group. The amendments are filed herewith as Exhibit 4.1. The text of the press release announcing the amendments is filed herewith as Exhibit 99.1.

                  The descriptions of the matters described in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          4.1   Amendments to the bylaws of Harnischfeger Industries, Inc.

          99.1 Text of press release dated April 23, 1999 relating to amendment of the bylaws.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 23, 1999

                                        HARNISCHFEGER INDUSTRIES, INC.



                                        By: /s/ James A. Chokey
                                           -------------------------------------
                                           Name:  James A. Chokey
                                           Title: Senior Vice President,
                                                  Secretary and General Counsel










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

                                  EXHIBIT LIST

  Exhibit
    No.                         Description
  -------                       -----------

    4.1    Amendments to the bylaws of Harnischfeger Industries, Inc.

   99.1 Text of press release dated April 23, 1999 relating to amendment of the bylaws.














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